UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

LEGACY VENTURES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199040	30-0826318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2215-B Renaissance Drive

Las Vegas, Nevada 89119

(Address of principal executive offices) (zip code)

1-800-918-3362

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On March 31, 2016, the Company issued 250,000 shares of its common stock to Dennis Hancock for his service as a director of the Company. The securities issued in the transaction were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold pursuant to the exemption from registration under the Securities Act provided by Section4(2) under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 31, 2016, the board of directors of the Company (the “Board”) appointed Dennis Hancock as a member of the Board, effective immediately.

Dennis Hancock is a senior sales and marketing executive with over 20 years of experience spanning automotive, tech, teleco, retail and financial services sectors. From 1997 to September 2012, Dennis spent more than 12 years in a leadership role at one of North America’s leading performance improvement and Loyalty providers, Maritz, who works with 70% of the world’s Super 50 companies. From July 2010 to August 2006, Dennis served as the Vice President of Sales and Marketing of ZENN Motor Company, a public traded company on the Toronto Stock Exchange. As a senior officer at ZMC, Dennis drove the establishment of ZENN – (Zero Emission, No Noise) as one of the most recognized “green tech” brands in North America. Dennis is currently the President of Brand Soapbox (since 2012), a business that helps companies bridge the gap between their brand promise and brand experience, and co-founder of CrowdSeating Inc., an innovative social concert platform that provides fans with a conduit to crowd fund their favorite artist for a unique concert experience.

Dennis graduated from Humber College in Toronto, Canada, with bachelor degree in Applied Arts & Technology in 1994.

Family Relationships

There are no family relationships between Mr. Hancock and any previous officers or directors of the Company.

Related Party Transactions

There are no arrangements or understandings in connection with the appointment of Mr. Hancock to the Company's Board of Directors, or any relationships or related party transactions between the Company or any of its executive officers and/or directors, and Mr. Hancock that would require disclosure under Item 401(d) or 404(a) of Regulation S-K.

Employment Agreements

The Company does not have an employment agreement in place with Mr. Hancock at this time. The Company issued 250,000 shares of common stock to Mr. Hancock for his services as a director of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 5, 2016

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY VENTURES INTERNATIONAL, INC.

Date: April 5, 2016	By:	/s/ Evan Clifford
	Name:	Evan Clifford
	Title:	Chief Executive Officer

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